SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2003

SPORTSLINE.COM, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-23337	65-0470894
(Commission File Number)	(I.R.S. Employer Identification No.)

2200 W. Cypress Creek Road Fort Lauderdale, Florida	33309
(Address of principal executive offices)	(Zip Code)

(954) 351-2120

(Registrant’s telephone number, including area code)

Item 5.    Other Events.

On March 6, 2003, SportsLine.com, Inc. (“SportsLine”) announced that it had entered into a letter agreement, dated March 5, 2003, amending its agreement with CBS Broadcasting Inc. (“CBS”) pursuant to which SportsLine operates its flagship Web site, CBS SportsLine.com. The amendment provides for a change in the annual payment schedule whereby CBS receives SportsLine common stock in exchange for promotion of the CBS SportsLine.com Web site.

SportsLine’s press release announcing the foregoing is attached hereto as Exhibit 99.1 and the amendment is attached hereto as Exhibit 99.2. The information contained in each is hereby incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

99.1   Press Release of SportsLine.com, Inc. dated March 6, 2003

99.2   Letter Agreement dated March 5, 2003 between SportsLine.com, Inc. and CBS Broadcasting Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSLINE.COM, INC.
Date: March 6, 2003	By: /s/ Kenneth W. Sanders
Kenneth W. Sanders
Chief Financial Officer

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SPORTSLINE.COM, INC.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of SportsLine.com, Inc. dated March 6, 2003
99.2	Letter Agreement dated March 5, 2003 between SportsLine.com, Inc. and CBS Broadcasting Inc.

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